Themes Robotics & Automation ETF
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 99.5%	Shares	Value
Consumer Discretionary Products - 3.0%
Toyota Industries Corp.	200	$16,352

Industrial Products - 41.3%(a)
ANDRITZ AG	272	13,800
Daifuku Co. Ltd.	1,000	20,973
Esab Corp.	167	20,030
FANUC Corp.	700	18,574
Fortive Corp.	234	17,550
GEA Group AG	353	17,485
Halma PLC	562	18,919
Hexagon AB - Class B	1,851	17,667
Keyence Corp.	42	17,252
Lincoln Electric Holdings, Inc.	94	17,622
Metso Oyj	1,864	17,339
Nordson Corp.	70	14,647
Yokogawa Electric Corp.	700	15,117
		226,975

Tech Hardware & Semiconductors - 55.2%(a)
Advanced Micro Devices, Inc. (b)	119	14,374
Ambarella, Inc. (b)	314	22,840
ARM Holdings PLC - ADR (b)	120	14,803
Comet Holding AG	54	14,786
Credo Technology Group Holding Ltd. (b)	502	33,740
Impinj, Inc. (b)	79	11,476
MACOM Technology Solutions Holdings, Inc. (b)	161	20,916
Marvell Technology, Inc.	230	25,404
Microchip Technology, Inc.	244	13,993
NVIDIA Corp.	139	18,666
QUALCOMM, Inc.	105	16,130
Renesas Electronics Corp.	1,300	16,908
Semtech Corp. (b)	414	25,606
Silicon Laboratories, Inc. (b)	162	20,124
Socionext, Inc.	900	14,474
Teledyne Technologies, Inc. (b)	41	19,029
		303,269
TOTAL COMMON STOCKS (Cost $502,377)		546,596

SHORT-TERM INVESTMENTS - 0.1%		Value
Money Market Funds - 0.1%	Shares
First American Treasury Obligations Fund - Class X, 4.40% (c)	658	658
TOTAL SHORT-TERM INVESTMENTS (Cost $658)		658

TOTAL INVESTMENTS - 99.6% (Cost $503,035)		547,254
Other Assets in Excess of Liabilities - 0.4%		2,365
TOTAL NET ASSETS - 100.0%		$549,619
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Themes Robotics & Automation ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$546,596	$–	$–	$546,596
Money Market Funds	658	–	–	658
Total Investments	$547,254	$–	$–	$547,254

Refer to the Schedule of Investments for further disaggregation of investment categories.